Related party transactions	6 Months Ended
Jun. 30, 2021
Disclosure of related party [text block] [Abstract]
RELATED PARTY TRANSACTIONS

14. Related party transactions

Related parties represent major shareholders, associates, directors and key management personnel of the Group and entities controlled, jointly controlled or significantly influenced by such parties. Pricing policies and terms of these transactions are approved by the Group’s management.

◾	Compensation of key management personnel of the Group for the period ended 30 June 2021, consisting of salaries and benefits was USD 2,280 thousand (30 June 2020: USD 2,249 thousand). Out of the total amount of key management personnel compensation, an amount of USD 538 thousand (30 June 2020: USD 887 thousand) represents long-term benefits. Out of these long-term benefits, an amount of USD 538 thousand of long-term benefits represents earn out value of share-based expenses as of 30 June 2021 (30 June 2020: USD Nil) resulting from the issuance of restricted shares awards to key management personnel during the period pursuant to the ‘International General Insurance Holdings Ltd. 2020 Omnibus Incentive Plan’ (note 11). In addition, USD Nil (30 June 2020: USD 887 thousand) represent a phantom share option plan linked to the value of an ordinary share of the Group. The said plan was terminated during 2020 as a result of a ‘change in control’ as defined in the plan whereby all outstanding phantom shares were immediately vested and exercisable on the business combination date of 17 March 2020. All option holders opted for cash payment of exercisable phantom shares per the terms of plan.

Post completion of the Business Combination, the Group has reviewed its list of ‘key management personnel’ in accordance with IAS 24 (Related Party Disclosures) requirements and accordingly considered the persons who were named as executive officers of the company in its SEC filings as ‘Key management personnel’. Those officers have the authority and responsibility for planning, directing, and controlling the activities of the Group. In addition, they represent the Group’s executive committee which acts in the capacity of chief operating decision maker (note 18).

◾	The Group has paid aircraft management fees and chartering revenues commission in the amount of USD 131 thousand (30 June 2020: USD 52 thousand) to Arab Wings Co. where a shareholder has a controlling interest. As at 30 June 2021, there was an amount of USD 181 thousand receivable from Arab Wings Co. (31 December 2020: Receivable of USD 37 thousand).

◾	No balances from key management personnel of the Group were due as at 30 June 2021 and 31 December 2020.

◾	Included within the investment properties (note 7) are lands with a total amount of USD 1,412 thousand as at 30 June 2021 (31 December 2020: USD 1,844 thousand) registered in the name of a former Director of the Group. The Group has obtained a proxy and has full control over these investment properties.

◾	In connection with the Business Combination (note 19) the Group issued 4,000,000 warrants in exchange for 4,000,000 Tiberius warrants transferred to Wasef Jabsheh (the Chief Executive Officer and Chairman of the Board of Directors) (note 9). As at 30 June 2021, none of the Warrants has been exercised or redeemed since originally issued.